________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2003


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-10109.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from August 1, 2003 to August 31, 2003 (the "Operating Reports") are filed as Exhibits 99.1 through
99.8 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.


Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for August 2003
99.2           United States Trustee Report of American Sintered Technologies, Inc. for August 2003
99.3           United States Trustee Report of Custom Technologies Corp. for August 2003
99.4           United States Trustee Report of Escast, Inc. for August 2003
99.5           United States Trustee Report of Fansteel Holdings, Inc. for August 2003
99.6           United States Trustee Report of Phoenix Aerospace Corp. for August 2003
99.7           United States Trustee Report of Washington Manufacturing Co. for August 2003
99.8           United States Trustee Report of Wellman Dynamics Corp. for August 2003


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  October 7, 2003

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        9/23/2003
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                 `                                                               ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 2,817,410       $ 3,175,000        $ 75,799,405    $ 78,041,950
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -           2,350,183       2,200,000
InterCompany Transfers                (177,036)         (400,000)          2,267,141       3,682,580
Other                                   78,473            69,411           7,315,684       7,154,773

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  2,718,846         2,844,411          87,732,413      91,079,303
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            715,714           716,175          14,888,435      15,438,711
Payroll Taxes                          303,869           301,240           7,022,342       7,128,968
Accounts Payable                       814,931           759,635          33,056,301      33,764,508
Profit Sharing / Pension               139,816           151,521           3,052,829       3,388,255
Insurance                              698,950           822,763          12,547,958      13,893,183
Commissions                             88,091           102,834           2,078,587       2,626,663
Utilities                              172,114           201,162           3,715,659       3,938,125
Leases / Rents                          19,988            20,006             602,157         754,095
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           579,618           671,886           9,026,522       9,080,965
Capital Expenditures                         -                 -           1,022,123       1,023,300
US Trustee Fees                              -                 -              35,250          35,250
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             3,533,092         3,747,222          87,048,164      91,072,023
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                     $   (814,245)     $   (902,811)      $     684,249     $     7,280
-------------                    ==============   ===============     ===============   =============



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
   Petty Cash                            N/A        Petty cash              $    6,415

   National City Bank              884096887        Operational              1,713,766

   National City - CBCA             18082912        Disbursement              (233,775)

   Corporate Payroll              5300011495        Payroll                          -

   First Midwest Bank                0173906        Petty Cash                   1,084

   National City Bank              884157627        Blocked                    969,321

   National City Bank              884096879        Payroll                          -

   National City Bank              884157643        Benefit Bank                (1,312)

   National City Bank              884096908        Health Insurance            (8,109)

   National City                   884096772        Operational               (163,627)

   Mellon Bank                       1465820        Payroll                          -

   National City Bank              884096799        Disbursement                     -

   Bank One                        261379147        Payroll                          -

   National City Bank              884156747        Disbursements              (14,164)

   Payroll Clearing                        -        Clearing                         -

   National City Bank               18081568        Disbursement              (115,848)

   National City Bank               18081576        Payroll                          -

   National City Bank              884096780        Operational                (45,126)

   Hancock Bank                   01-0101494        Payroll                      5,026

   Bancorp South                    06582837        Operational                  4,871

   National City                   658912591        Payroll                      4,071

                                                                           -----------
                                                                            $2,122,593
                                                                           ===========

Bank reconciliations are available.




FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                 AUGUST, 2003        FILING TO DATE
                                                --------------      ----------------
Gross Sales                                       $ 2,949,741        $ 72,436,258
Less: Defective mat'l returned                              -                 947
        Sales allowances                                    -             111,348
        Cash discounts                                  9,315             371,425
                                                --------------      --------------
           Total sales deductions                       9,315             483,720
                                                --------------      --------------

        NET SALES                                   2,940,426          71,952,538
                                                --------------      --------------

Cost of Sales                                       2,661,787          69,079,942
                                                --------------      --------------

        GROSS PROFIT                                  278,639           2,872,596
                                                --------------      --------------

Selling, General & Admin. Expense
    Selling expense                                   246,333           5,319,420
    General & Admin. expense                          462,006          11,222,550
    Corporate Fees                                   (218,000)         (4,100,856)
                                                --------------      --------------
      Total S G & A and Environ. Expense              490,339          12,441,114
                                                --------------      --------------

        OPERATING INCOME                             (211,700)         (9,568,518)
                                                --------------      --------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in
         Subsidiaries                                       -            (968,257)
    Other Income (Expense)                              4,917          10,772,801
    Interest Income (Expense)                         (52,938)           (655,265)
                                                --------------      --------------
        Other Income (Expense)                        (48,021)          9,154,279
                                                --------------      --------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             (259,721)           (414,239)
                                                --------------      --------------

REORGANIZATION ITEMS
    Professional Fees                                 398,012           6,652,399
    US Trustee Quarterly Fees                               -              35,250
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    398,012           6,687,649
                                                --------------      --------------

INCOME (LOSS) BEFORE TAXES                           (657,733)         (7,101,888)

Provision for Taxes                                    52,000             533,000
                                                --------------      --------------

NET INCOME (LOSS)                               $    (709,733)      $  (7,634,888)
                                                ==============      ==============

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

BALANCE SHEET (MOR-3)
                                                         8/31/03            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     2,122,593      $  1,438,344
    Restricted cash and cash equivalents                           -                 -
    Accounts receivable - net                              6,077,671        14,281,299
    Inventories - net                                      6,392,288        13,747,533
    Other assets - current                                   535,555           805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           15,128,107        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               36,908,397        35,224,200
    Investment in subsidiaries                             6,880,855        11,970,175
    Other                                                  6,091,617           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             49,880,869        47,314,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              5,021,497         4,925,497
    Machinery and equipment                               36,811,343        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            42,214,188        41,258,055
    Less: Accum. depreciation and amortization            35,835,460        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,378,728         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    71,387,704      $ 84,298,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                       8/31/03            1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       4,655,330                 -
    Accrued liabilities                                    4,965,957                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                       9,621,287                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    Intercompany payable                                   3,064,214                 -
    Long-term pension liability                            8,253,487                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                        11,317,701                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          20,938,988                 -
                                                     ---------------      ------------
LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt (1)                                        914,855         5,336,367
    Unsecured debt                                        73,323,822        87,314,733
    Intercompany payable                                  26,579,677        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          100,818,354       120,550,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        121,757,342       120,550,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (19,511,003)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (7,634,888)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (50,369,638)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $    71,387,704      $ 84,298,060
                                                     ===============      ============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

STATUS OF POST PETITION TAXES (MOR-4)
-------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
-------------------------------------------------------------------------------------------
Withholding                          14,085          149,352       126,299        37,138
FICA-Employee                        (1,141)          81,108        70,527         9,440
FICA-Employer                        (1,141)          81,109        70,527         9,441
Unemployment                         (1,551)           3,933             0         2,382
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                --------------------------------------------------------
   TOTAL FEDERAL TAXES           $   10,252       $  315,502    $  267,353    $   58,401
                                --------------------------------------------------------

STATE AND LOCAL TAXES:
Withholding                          15,324           42,580        36,516        21,388
Unemployment                        (28,143)           7,847             0       (20,296)
Sales                                54,247            3,534         1,529        56,252
Income Tax                                0                0             0             0
Real Property                       200,151           (3,322)            0       196,829
Personal Property                    26,991              (90)            0        26,901
Other: Local                              0                0             0             0
                                --------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES    $  268,570       $   50,549    $   38,045    $  281,074
                                --------------------------------------------------------

                                --------------------------------------------------------
TOTAL POST PETITION TAXES        $  278,822       $  366,051     $ 305,398    $  339,475
                                ========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      4,645,730          0      0            0         9,600          4,655,330
Wages Payable                         2,128,314          0      0            0             0          2,128,314
Taxes Payable (Other than income)       339,475          0      0            0             0            339,475
Professional Fees                       978,137          0      0            0             0            978,137
Rent/Lease - Building                         0          0      0            0             0                  0
Rent/Lease - Equipment                        0          0      0            0             0                  0
Other Accrued Liabilities             1,520,031          0      0            0             0          1,520,031
Income Taxes Payable                          0          0      0            0             0                  0
Secured Debt                                  0          0      0            0             0                  0
Intercompany Payable                  3,064,214          0      0            0             0          3,064,214
Other LT Liabilities                  8,253,487          0      0            0             0          8,253,487
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $20,929,388         $0     $0           $0       $9,6000        $20,938,988
                                   ============================================================================


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

------------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax          State             Paid             Paid           or EFT
------------------------------------------------------------------------------------------
State Withholding           California       08/06/03         2,523           99639
State Withholding           California       08/14/03         2,419           99680
State Withholding           California       08/20/03         2,309           99714
State Withholding           California       08/27/03         2,612           99738
State Withholding           Connecticut      08/06/03         1,180           99642
State Withholding           Connecticut      08/14/03         1,088           99681
State Withholding           Connecticut      08/20/03         1,080           99715
State Withholding           Connecticut      08/27/03         1,073           99740
State Withholding           Illinois         08/14/03         1,311           99687
State Withholding           Kentucky         08/06/03           642           99651
State Withholding           Mississippi      08/14/03         4,010           99691
State Withholding           New Jersey       08/06/03           173           99654
State Withholding           New Jersey       08/14/03           210           99693
State Withholding           Oklahoma         08/14/03         1,267           99695
State Withholding           Pennsylvania     08/05/03         7,333           99632
State Withholding           Pennsylvania     08/20/03         5,650           99707
State Withholding           Wisconsin        08/14/03           528           99701
State Withholding           Wisconsin        08/27/03         1,108           99762
Sales Tax - Monthly         Mississippi      08/20/03         1,579           99706
FICA & Fed W/H              Federal          08/06/03        87,481            EFT
FICA & Fed W/H              Federal          08/13/03        43,016            EFT
FICA & Fed W/H              Federal          08/20/03        87,883            EFT
FICA & Fed W/H              Federal          08/27/03        48,973            EFT
                                                         ------------
TOTAL POST PETITION TAXES PAID                              305,398
                                                         ============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period           6,905,542
PLUS Amounts billed during the period                                        2,879,679
LESS Amounts collected during the period                                     2,817,410
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                $6,967,811
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                3,125,268
31-60 days old                                                               1,469,235
61-90 days old                                                                 604,514
91+ days old                                                                 1,768,794
                                                                        ----------------
Total Accounts Receivable                                                    6,967,811
Amount considered uncollectible (bad debt)                                     994,019
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                  $5,973,792
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                 x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ----------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                          9/23/2003
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                ---------------
                                                             REPORTING PERIOD   AUGUST 31, 2003
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     -------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    ------------
RECEIPTS
--------

A/R Collections               $  603,873      $   700,000        $ 15,676,545      $ 15,721,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers           117,446                -          (1,415,868)         (996,000)
Other                             (1,725)               -              26,846             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              719,594          700,000          14,287,523        14,726,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                       96,839           92,000           1,893,301         1,889,788
Payroll Taxes                     40,692           37,500             951,426           794,817
Accounts Payable                 529,206          578,000          10,200,931        10,164,714
Profit Sharing / Pension               -                -                   -                 -
Insurance                          3,122            2,000             295,036           386,412
Commissions                       32,174           32,000             556,870           507,892
Utilities                         23,297           27,000             420,418           502,925
Leases / Rents                         -                -                   -                 -
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
Capital Expenditures                   -                -              22,141            27,000
US Trustee Fees                        -                -              30,250            30,250
Court Costs                            -                -                   -                 -
                              -----------   --------------     ---------------    --------------
     Total disbursements         725,330          768,500          14,370,373        14,303,798
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                 $   (5,736)   $     (68,500)     $      (82,850)    $     422,841
-------------                 ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                              N/A          Petty cash     $    500

  National City Bank of PA                239732043    Payroll           1,178

  National City Bank                      884096860    Disbursement    (66,575)

                                                       $     -               -

                                                       $     -               -

                                                                      ---------
                                                                      $(64,897)
                                                                      =========

Bank reconciliations are available.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                           AUGUST 2003         FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $  602,554          $15,860,010
Less: Defective mat'l returned                         -                   -
      Sales allowances                                 -               9,037
      Cash discounts                               1,950              89,426
                                          ---------------    ----------------
        Total sales deductions                     1,950              98,463
                                          ---------------    ----------------

         NET SALES                               600,604          15,761,547
                                          ---------------    ----------------

Cost of Sales                                    549,559          12,952,448
                                          ---------------    ----------------

         GROSS PROFIT                             51,045           2,809,099
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               60,129           1,028,720
    General & Admin. expense                      30,838             621,522
    Corporate Fees                                34,000             344,355
                                          ---------------    ----------------
      Total S G & A and Environ. Expense         124,967           1,994,597
                                          ---------------    ----------------

         OPERATING INCOME                        (73,922)            814,502
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                   -              (3,195)
                                          ---------------    ----------------
         Other Income (Expense)                        -              10,706
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         (73,922)            825,208
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             31,000             393,750
    US Trustee Quarterly Fees                          -              30,250
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               31,000             424,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                      (104,922)            401,208

Provision for Taxes                              (39,000)            150,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $(65,922)          $ 251,208
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

BALANCE SHEET (MOR-3)
                                                      8/31/03         1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $  ($64,897)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                          1,000,295        894,078
    Inventories - net                                    315,533        549,646
    Other assets - current                                52,474          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,330,405      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,464,012              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,671,072      2,207,060
                                                    ------------    ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,789,746      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,721,783      5,704,900
    Less: Accum. depreciation and amortization         2,867,354      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           2,854,429      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 7,828,906    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                     8/31/03         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     447,035              -
    Accrued liabilities                                  210,317              -
    Accrued income taxes                                 145,133              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                     802,485              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  34,454              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        34,454              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                         836,939              -
                                                   -------------    ------------
LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt (1)                                    154,826        306,530
    Unsecured debt                                       762,484      1,206,760
    Intercompany payable                               4,381,637      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,355,587      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,192,526      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     251,208              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    636,380        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 7,828,906    $ 7,323,049
                                                    ============    ============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

STATUS OF POST PETITION TAXES (MOR-4)

----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
----------------------------------------------------------------------------------------------
Withholding                                 0           15,020         15,020              0
FICA-Employee                            (348)          11,247         10,899              0
FICA-Employer                            (347)          11,246         10,899              0
Unemployment                              (58)              48              0            (10)
Income Tax                            161,133          (34,000)             0        127,133
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -----------------------------------------------------------
   TOTAL FEDERAL TAXES               $160,380          $ 3,561        $36,818       $127,123
                                  -----------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                               141            5,837          3,874          2,104
Unemployment                              728              630              0          1,358
Sales                                       0                0              0              0
Income Tax                             23,000           (5,000)             0         18,000
Real Property                         (11,864)          15,654         13,831        (10,041)
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $12,005          $17,121        $17,705        $11,421
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
TOTAL POST PETITION TAXES            $172,385          $20,682        $54,523       $138,544
                                  ===========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


-----------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
-----------------------------------------------------------------------------------------------------------------

Accounts Payable                       447,035         0         0            0             0             447,035
Wages Payable                          173,020         0         0            0             0             173,020
Taxes Payable (Other than income)       (6,589)        0         0            0             0              (6,589)
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities               43,886         0         0            0             0              43,886
Income Taxes Payable                   145,133         0         0            0             0             145,133
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    34,454         0         0            0             0              34,454
Other LT Liabilities                         0         0         0            0             0                   0
                                   --------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $836,939        $0        $0           $0            $0            $836,939
                                   ================================================================================


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           08/27/03       $19,500                EFT
FICA and Federal           08/13/03        17,318                EFT
Property taxes             08/26/03        13,831               13827
State withholding          08/10/03         1,990               13845
Local withholding          08/24/03         1,884               13855



                                      ------------
TOTAL POST PETITION TAXES PAID            $54,523
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $1,006,725
PLUS Amounts billed during the period                                    602,555
LESS Amounts collected during the period                                 603,873
                                                                      ----------
Total Accounts Receivable at the end of the reporting period          $1,005,407
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                            788,707
31-60 days old                                                           177,843
61-90 days old                                                            34,053
91+ days old                                                               4,804
                                                                      ----------
Total Accounts Receivable                                              1,005,407
Amount considered uncollectible (bad debt)                                 5,098
                                                                      ----------
Accounts Receivable (Net) at the end of the current period            $1,000,309
                                                                      ==========



DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                               x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------
MONTHLY OPERATING REPORT

                                                                          DOCUMENT         EXPLANATION
                                                            FORM NO.      ATTACHED          ATTACHED
                                                          ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements               MOR 1          Attached
    Bank Reconciliations                                  MOR 1 (cont)   None
    Copies of bank statements                                            None
    Cash disbursement journals                                           None
Statement of operations                                   MOR 2          Attached
Balance Sheet                                             MOR 3          Attached
Status of Postpetition Taxes                              MOR 4          None
    Copies of payment receipts                                           None
    Copies of tax returns filed during reporting period                  None
Summary of Unpaid Postpetition Debts                      MOR 4          None
    Listing of aged accounts payable                                     None
Accounts Receivable Reconciliation and Aging              MOR 5          None
Debtor Questionnaire                                      MOR 5          Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                           9/23/2003
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $           -     $          -     $           -    $           -
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompany Transfers                    -                -             1,500            1,500
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts                       -                -             1,500            1,500
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                               -                -                 -                -
Payroll Taxes                             -                -                 -                -
Accounts Payable                          -                -                 -                -
Profit Sharing / Pension                  -                -                 -                -
Insurance                                 -                -                 -                -
Commissions                               -                -                 -                -
Utilities                                 -                -                 -                -
Leases / Rents                            -                -                 -                -
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -             1,500            1,500
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements                  -                -             1,500            1,500
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $           -     $          -     $           -    $           -
-------------
                              ==============    =============    ==============   ==============



CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------


STATEMENT OF OPERATIONS (MOR-2)

                                               Month of          CUMULATIVE
                                             AUGUST, 2003      FILING TO DATE
                                            --------------   -------------------

Gross Sales                                  $         -      $          -
Less: Defective mat'l returned                         -                 -
      Sales allowances                                 -                 -
      Cash discounts                                   -                 -
                                             ------------     -------------
       Total sales deductions                          -                 -
                                             ------------     -------------

      NET SALES                                        -                 -
                                             ------------     -------------

Cost of Sales                                          -                 -
                                             ------------     -------------

     GROSS PROFIT                                      -                 -
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                      -                 -
  General & Admin. expense                             -                 -
  Corporate Fees                                       -             (1,500)
                                             ------------     -------------
   Total S G & A and Environ. Expense                  -             (1,500)
                                             ------------     -------------

     OPERATING INCOME                                  -              1,500
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Income (Loss) from Investment in
    Subsidiaries                                       -         (4,506,380)
  Interest Expense                                     -                 -
                                             ------------     -------------
   Other Income (Expense)                              -         (4,506,380)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                                  -         (4,504,880)
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                     -                  -
 US Trustee Quarterly Fees                             -              1,500
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                           -              1,500
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                             -         (4,506,380)

Provision for Taxes                                    -                  -
                                             ------------     -------------

NET INCOME (LOSS)                            $         -      $  (4,506,380)
                                             ============     =============




CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

BALANCE SHEET (MOR-3)
                                                   8/31/03            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents        $          0       $          -
  Restricted cash and cash equivalents                     -                  -
  Accounts receivable - net                                -                  -
  Inventories - net                                        -                  -
  Other assets - current                                   -                  -
                                               -------------      -------------
        TOTAL CURRENT ASSETS                               -                  -
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                        $           -                  -
  Intercompany receivable                          1,332,139          1,332,139
  Investment in subsidiaries                      35,123,978         39,630,358
    Other                                                  -                  -
                                               -------------      -------------
        TOTAL OTHER ASSETS                        36,456,117         40,962,497
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                     -                  -
  Buildings                                                -                  -
  Machinery and equipment                                  -                  -
                                               -------------      -------------
        Total property, plant and equipment                -                  -
  Less: Accum. depreciation and amortization               -                  -
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT                  -                  -
                                               -------------      -------------
TOTAL ASSETS                                    $ 36,456,117      $  40,962,497
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                  8/31/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt            $           -      $           -
  Accounts payable                                         -                  -
  Accrued liabilities                                      -                  -
  Accrued income taxes                                     -                  -
  Dividends payable                                        -                  -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                          -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                  -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                  -
  Deferred income taxes                                    -                  -
  Intercompany payable                                     -                  -
  Long-term pension liability                              -                  -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                            -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                           -                  -
                                               -------------      -------------

LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                  -
  Priority debt                                            -                  -
  Unsecured debt                                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                            -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                          -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000              1,000
  Capital in excess of par value                  23,380,700         23,380,700
  Equity - unearned compensation                           -                  -
  Minimum pension liability adjustment                     -                  -
  Foreign currency translation adjustment                  -                  -
  Retained earnings - prepetition                 17,580,797         17,580,797
  Retained earnings - postpetition                (4,506,380)                 -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                36,456,117         40,962,497
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  36,456,117      $  40,962,497
                                               =============      ==============




CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

DEBTOR QUESTIONNAIRE (MOR - 5)
-------------------------------------------------------------------------------
                                                        YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                         x

2. Have any funds been disbursed from any accounts other
   than a debtor in possession account in this reporting
   period? If yes, provide an explanation below.                         x

3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.           x

4. Are workers compensation, general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                  x



                                                                                EXHIBIT 99.4


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                         9/23/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,474,306     $  1,300,000     $  26,072,477    $  24,954,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -           266,858           25,000
InterCompany Transfers             (215,499)        (100,000)       (1,605,264)        (800,000)
Other                               (14,249)               -            (1,736)               -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,244,558        1,200,000        24,732,335       24,179,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          88,885           70,732         1,638,236        1,575,793
Payroll Taxes                        30,683           25,380           614,334          591,901
Accounts Payable                  1,077,258        1,168,488        21,369,843       20,409,823
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -                -            50,624           56,435
Commissions                          39,241           36,000           551,910          588,000
Utilities                             7,588            8,700           185,184          162,213
Leases / Rents                        8,090            7,700           122,580          121,596
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
Capital Expenditures                 23,354           67,000           162,967          252,000
US Trustee Fees                           -                -            40,250           40,250
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements          1,275,100        1,384,000        24,751,056       23,813,011
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $     (30,542)     $  (184,000)     $    (18,721)   $     366,763
-------------                 ==============    =============    ==============   ==============



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
------------------------------          -------------    -----------------      --------------
   Petty Cash                           N/A              Petty cash             $       254

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement              (197,511)

   Bank One                             2135-439-0104    Payroll                     11,195

   Texas Commerce Bank                  85808720641      Disbursement                   499

Restricted Cash Florida                                  Restricted                 271,758

                                                                                -------------
                                                                                $    86,195
                                                                                =============
Bank reconciliations are available.



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     Month of         CUMULATIVE
                                                   AUGUST, 2003     FILING TO DATE
                                                  --------------    --------------
Gross Sales                                       $  1,603,771      $ 27,806,590
Less: Defective mat'l returned                               -            19,900
         Sales allowances                                   55            23,789
         Cash discounts                                  3,137           160,900
                                                  -------------     -------------
            Total sales deductions                       3,192           204,589
                                                  -------------     -------------

         NET SALES                                   1,600,579        27,602,001
                                                  -------------     -------------

Cost of Sales                                        1,165,608        21,693,352
                                                  -------------     -------------

         GROSS PROFIT                                  434,971         5,908,649
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     58,825         1,161,172
    General & Admin. expense                            82,788         1,126,970
    Corporate Fees                                      56,000           949,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               197,613         3,237,642
                                                  -------------     -------------

         OPERATING INCOME                              237,358         2,671,007
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries            -           302,879
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              -           302,879
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               237,358         2,973,886
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   52,000           760,750
    US Trustee Quarterly Fees                                -            40,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     52,000           801,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                             185,358         2,172,886

Provision for Taxes                                     69,910           767,844
                                                  -------------     -------------

NET INCOME (LOSS)                                 $    115,448      $  1,405,042
                                                  =============     =============


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------


BALANCE SHEET (MOR-3)
                                                                   8/31/03            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                       $   (185,563)      $   104,916
    Restricted cash and cash equivalents                              271,758                 -
    Accounts receivable - net                                       2,433,775           956,901
    Inventories - net                                               1,084,761         1,085,331
    Other assets - current                                             54,881            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     3,659,612         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                                   -           575,991
    Intercompany receivable                                         2,171,396           316,912
    Investment in subsidiaries                                      2,790,894         2,619,157
    Other                                                               6,307                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       4,968,597         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                    -            68,653
    Buildings                                                               -            84,942
    Machinery and equipment                                         4,346,779         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,346,779         4,454,513
    Less: Accum. depreciation and amortization                      2,039,036         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,307,743         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                     $ 10,935,952       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                 8/31/03            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                            $          -       $         -
    Accounts payable                                                  500,382                 -
    Accrued liabilities                                               321,973                 -
    Accrued income taxes                                              685,191                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                1,507,546                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              249,220                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    249,220                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                    1,756,766                 -
                                                                -------------       -----------


LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt(1)                                                        -           116,378
    Unsecured debt                                                  1,120,021         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     1,959,846         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   3,716,612         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                1,405,042                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               7,219,340         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $  10,935,952       $ 8,233,914
                                                                =============       ===========

(1)Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------


STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------------
Withholding                            1,265           16,022         15,959              1,328
FICA-Employee                              0            7,009          7,009                  0
FICA-Employer                             97            7,008          7,009                 96
Unemployment                              40                5              5                 40
Income Tax                           615,281           69,910              0            685,191
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   ----------------------------------------------------------------
   TOTAL FEDERAL TAXES              $616,683          $99,954        $29,982           $686,655
                                   ----------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                              876              653            653                876
Unemployment                             151               48             48                151
Sales                                      0                0              0                  0
Income Tax                                 0                0              0                  0
Real Property                              0                0              0                  0
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   ----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $1,027             $701           $701             $1,027
                                   ----------------------------------------------------------------
                                   ----------------------------------------------------------------
TOTAL POST PETITION TAXES           $617,710         $100,655        $30,683           $687,682
                                   ================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      500,382         0              0             0                0               500,382
Wages Payable                         177,943         0              0             0                0               177,943
Taxes Payable (Other than income)       2,491         0              0             0                0                 2,491
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities             141,539         0              0             0                0               141,539
Income Taxes Payable                  685,191         0              0             0                0               685,191
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  249,220         0              0             0                0               249,220
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS           $1,756,766        $0             $0            $0               $0            $1,756,766
                                 ===========================================================================================


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
------------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
------------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                         30,683              EFT
      each week.























                                                         ---------
TOTAL POST PETITION TAXES PAID                            $30,683
                                                         =========


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  2,301,712
PLUS Amounts billed during the period                                          1,600,579
LESS Amounts collected during the period                                       1,474,306
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  2,427,985
                                                                            ============

----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------------------------------------
0-30 days old                                                                  2,171,798
31-60 days old                                                                   232,420
61-90 days old                                                                    12,483
91+ days old                                                                      11,284
                                                                            ------------
Total Accounts Receivable                                                      2,427,985
Amount considered uncollectible (bad debt)                                        13,842
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  2,414,143
                                                                            ============


DEBTOR QUESTIONNAIRE
--------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
--------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     No

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                        No

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes

4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                            9/23/2003
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                    -             -         1,500         1,500
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                       -             -         1,500         1,500
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     18            18           346           346
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                           -             -         1,500         1,500
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                 18            18         1,846         1,846
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (18)   $      (18)   $     (346)   $     (346)
-------------                    ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational    $   539

                                                                            -

                                                                            -
                                                                      ----------
                                                                      $   539
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     Month of            CUMULATIVE
                                                   AUGUST, 2003        FILING TO DATE
                                                 ---------------      -----------------
Gross Sales                                        $          -         $          -
Less: Defective mat'l returned                                -                    -
         Sales allowances                                     -                    -
         Cash discounts                                       -                    -
                                                 ---------------      -----------------
            Total sales deductions                            -                    -
                                                 ---------------      -----------------
         NET SALES                                            -                    -
                                                 ---------------      -----------------
Cost of Sales                                                 -                    -
                                                 ---------------      -----------------
         GROSS PROFIT                                         -                    -
                                                 ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                           -                    -
    General & Admin. expense                                 18                8,749
    Corporate Fees                                            -               (1,500)
                                                 ---------------      -----------------
      Total S G & A and Environ. Expense                     18                7,249
                                                 ---------------      -----------------

         OPERATING INCOME                                   (18)              (7,249)
                                                 ---------------      -----------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries             -           (1,427,117)
    Interest Expense                                          -                    -
                                                 ---------------      -----------------
         Other Income (Expense)                               -           (1,427,117)
                                                 ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    (18)          (1,434,366)
                                                 ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                         -                    -
    US Trustee Quarterly Fees                                 -                1,500
    (Gain) Loss from sale of equipment                        -                    -
    Other Reorganization Expenses                             -                    -
                                                 ---------------      -----------------
         Total Reorganization Items                           -                1,500
                                                 ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                                  (18)          (1,435,866)

Provision for Taxes                                           -                    -
                                                 ---------------      -----------------
NET INCOME (LOSS)                                  $        (18)        $ (1,435,866)
                                                 ===============      =================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

BALANCE SHEET (MOR-3)
                                                    8/31/03           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        539      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           539               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     35,876,225        37,303,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      35,876,225        37,303,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 35,876,764      $ 37,304,227
                                                 =============    ==============

LIABILITIES & SHAREHOLDERS' EQUITY                  8/31/03           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt            $          -      $          -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                5,973                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      5,973                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        5,973                 -
                                                 -------------    --------------

LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                           -             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,857,357        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,357        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,863,330        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 6,449,300         6,449,300
    Retained earnings - postpetition               (1,435,866)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               5,013,434         6,449,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $ 35,876,764      $ 37,304,227
                                                 =============    ==============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                            REPORTING PERIOD    AUGUST 31, 2003
                                                                                ---------------


SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   5,973         0            0            0              0            5,973
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $5,973        $0           $0           $0             $0           $5,973
                                 ======================================================================================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                            REPORTING PERIOD    AUGUST 31, 2003
                                                                                ---------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.




                                                                                  EXHIBIT 99.6


PHOENIX AEROSPACE CORP.                                                  CASE #  02-10109 (JJF)
                                                                                 ---------------
                                                                REPORTING PERIOD AUGUST 31, 2003
                                                                                 ---------------
MONTHLY OPERATING REPORT
                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          Attached     No
    Bank Reconciliations                                  MOR 1 (cont)   None         No
    Copies of bank statements                                            None         No
    Cash disbursement journals                                           None         No
Statement of operations                                   MOR 2          Attached     No
Balance Sheet                                             MOR 3          Attached     No
Status of Postpetition Taxes                              MOR 4          None         No
    Copies of payment receipts                                           None         No
    Copies of tax returns filed during reporting period                  None         No
Summary of Unpaid Postpetition Debts                      MOR 4          None         No
        Listing of aged accounts payable                                 None         No
Accounts Receivable Reconciliation and Aging              MOR 5          None         No
Debtor Questionnaire                                      MOR 5          Attached     No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                            9/23/2003
--------------------------------------------     ------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     ------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $           -     $          -     $           -    $           -
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompany Transfers                    -                -             1,500            1,500
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts                       -                -             1,500            1,500
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                               -                -                 -                -
Payroll Taxes                             -                -                 -                -
Accounts Payable                          -                -                 -                -
Profit Sharing / Pension                  -                -                 -                -
Insurance                                 -                -                 -                -
Commissions                               -                -                 -                -
Utilities                                 -                -                 -                -
Leases / Rents                            -                -                 -                -
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -             1,500            1,500
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements                  -                -             1,500            1,500
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $           -     $          -     $           -    $           -
-------------                 ==============    =============    ==============   ==============



PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  AUGUST 31, 2003
                                                              -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of         CUMULATIVE
                                             August, 2003      FILING TO DATE
                                             --------------    ----------------

Gross Sales                                    $        -         $          -
Less: Defective mat'l returned                          -                    -
      Sales allowances                                  -                    -
      Cash discounts                                    -                    -
        Total sales deductions                ------------      ---------------
                                                        -                    -
                                              ------------      ---------------

        NET SALES                                       -                    -
                                              ------------      ---------------

Cost of Sales                                      (5,444)            (105,964)
                                              ------------      ---------------

        GROSS PROFIT                                5,444              105,964
                                              ------------      ---------------

Selling, General & Admin. Expense
    Selling expense                                     -                    -
    General & Admin. expense                            -                    -
    Corporate Fees                                      -               (1,500)
                                              ------------      ---------------
      Total S G & A and Environ. Expense                -               (1,500)
                                              ------------      ---------------

        OPERATING INCOME                            5,444              107,464
                                              ------------      ---------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                    -
    Interest Expense                                    -                    -
                                              ------------      ---------------
       Other Income (Expense)                           -                    -
                                              ------------      ---------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                            5,444              107,464
                                              ------------      ---------------

REORGANIZATION ITEMS
    Professional Fees                                   -                    -
    US Trustee Quarterly Fees                           -                1,500
    (Gain) Loss from sale of equipment                  -                    -
    Other Reorganization Expenses                       -                    -
                                              ------------      ---------------
        Total Reorganization Items                      -                1,500
                                              ------------      ---------------

INCOME (LOSS) BEFORE TAXES                          5,444              105,964

Provision for Taxes                                     -                    -
                                              ------------      ---------------

NET INCOME (LOSS)                              $    5,444        $     105,964
                                              ============      ===============




PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  AUGUST 31, 2003
                                                              -----------------

BALANCE SHEET (MOR-3)

                                                   8/31/03          1/15/02
                                                 ------------     ------------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories - net                                     -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         588,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       588,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       54,728             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        670,272            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,258,272       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 8/31/03          1/15/02
------------------------------------------       ------------     ------------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                199                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                      199                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                        199                  -
                                               -------------      -------------

LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                       199                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                105,964                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,258,073          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,258,272       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                          YES             NO
--------------------------------------------------------------------------------------------------

1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                                        X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                                        X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.                           X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                                  X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.7

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         9/23/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $    816,114     $    735,000       $ 19,950,111     $   20,359,216
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                                 74,297          200,000          1,416,362            (80,000)
Other                                         5,173                -             58,915              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                         895,584          935,000         21,425,388         20,280,392
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 179,967          187,856          4,670,547          4,748,698
Payroll Taxes                                87,956           93,928          2,427,953          2,231,657
Accounts Payable                            627,347          627,752         11,827,824         10,714,124
Profit Sharing / Pension                     18,399           11,490            461,233            405,475
Insurance                                     2,780            3,000            691,025            607,343
Commissions                                  32,254           33,810            871,477            907,758
Utilities                                    10,843           15,000            274,593            252,498
Leases / Rents                                5,352            6,000             77,569             80,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -              4,358                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
Capital Expenditures                              -                -            220,975            222,000
US Trustee Fees                                   -                -             39,750             39,750
Court Costs                                       -                -                  -                  -
                                       ------------     ------------        -----------     --------------
     Total disbursements                    964,898          978,836         21,567,303         20,209,303
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $    (69,314)    $    (43,836)      $   (141,915)    $       71,089
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  US Bank                       1 964 5603 8997  Payroll - Hourly    $      100
  US Bank                       1 964 5603 8005  Payroll - Salaried         100
  Petty Cash                                     Petty Cash                 421
  National City                 884096836        Disbursement-AP       (119,271)
                                                                              -
                                                                              -
                                                                     -----------
                                                                     $ (118,650)
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

STATEMENT OF OPERATIONS (MOR-2)

                                              Month of           CUMULATIVE
                                             August 2003        FILING TO DATE
                                            --------------    -----------------

Gross Sales                                  $   744,770      $ 20,376,562
Less: Defective mat'l returned                       462           (66,121)
      Sales allowances                            27,382           851,841
      Cash discounts                               6,492           196,972
                                             ------------     -------------
       Total sales deductions                     34,336            982,692
                                             ------------     -------------

      NET SALES                                  710,434         19,393,870
                                             ------------     -------------

Cost of Sales                                    758,451         16,816,660
                                             ------------     -------------

     GROSS PROFIT                                (48,017)         2,577,210
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                 41,989          1,113,550
  General & Admin. expense                        94,130          1,344,977
  Corporate Fees                                  52,000            900,000
                                             ------------     -------------
   Total S G & A and Environ. Expense            188,119          3,358,527
                                             ------------     -------------

     OPERATING INCOME                           (236,136)          (781,317)
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                               -             (9,848)
  Interest Expense                                     -                  -
                                             ------------     -------------
     Other Income (Expense)                            -             (9,848)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                           (236,136)          (791,165)
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                47,000            699,250
 US Trustee Quarterly Fees                             -             39,750
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                      47,000            739,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                      (283,136)        (1,530,165)

Provision for Taxes                              (98,000)          (519,000)
                                             ------------     -------------

NET INCOME (LOSS)                            $  (185,136)     $  (1,011,165)
                                             ============     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

BALANCE SHEET (MOR-3)
                                                    8/31/03            1/15/02
                                                  -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents        $  ($118,650)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        1,030,898         1,161,243
  Inventories - net                                1,755,968         1,498,330
  Other assets - current                             588,397           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,256,613         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                              445,718            36,697
  Intercompany receivable                          9,523,702         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,969,420         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,419,404         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,720,769         5,497,015
  Less: Accum. depreciation and amortization       3,902,055         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,818,714         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 15,044,747      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 8/31/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                   260,371                 -
  Accrued liabilities                                473,748                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    734,119                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                             1,573,112                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                    1,573,112                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                   2,307,231                 -
                                               -------------      -------------

LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt (1)                                        -           320,225
  Unsecured debt                                     508,379           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      508,379         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  2,815,610         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                (1,011,165)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                12,229,137        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 15,044,747      $ 14,479,847
                                               =============      ==============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                           0           29,759         29,759                  0
FICA-Employee                         0           20,307         20,307                  0
FICA-Employer                       525           20,396         20,308                613
Unemployment                          0               33             33                  0
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                             --------------------------------------------------------------
 TOTAL FEDERAL TAXES               $525          $70,495        $70,407               $613
                             --------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                           0           12,870         12,870                  0
Unemployment                         21            4,679          4,679                 21
Sales                             1,013              232              0              1,245
Income Tax                            0                0              0                  0
Real Property                    57,385          (49,626)             0              7,759
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $58,419          $31,845        $17,549            $ 9,025
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES       $58,944          $38,650        $87,956            $ 9,638
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   ---------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
--------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                     260,371             0              0             0                     0            260,371
Wages Payable                        342,471             0              0             0                     0            342,471
Taxes Payable (Other than income)      9,638             0              0             0                     0              9,638
Professional Fees                          0             0              0             0                     0                  0
Rent/Lease - Building                      0             0              0             0                     0                  0
Rent/Lease - Equipment                18,140             0              0             0                     0             18,140
Other Accrued Liabilities            103,499             0              0             0                     0            103,499
Deferred Income Taxes Payable              0             0              0             0                     0                  0
Secured Debt                               0             0              0             0                     0                  0
Intercompany Payable               1,573,112             0              0             0                     0          1,573,112
Other LT Liabilities                       0             0              0             0                     0                  0
                                  ----------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS          $2,307,231            $0             $0            $0                    $0         $2,307,231
                                  ==============================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
----------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
----------------------------------------------------------------------------------
FWT-2040015100                         Weekly        29,759             EFT to ADP
FICA-2040025100-Employee               Weekly        20,307             EFT to ADP
FICA-2040035100-Employer               Weekly        20,308             EFT to ADP
FUI-2042605100                         Weekly            33             EFT to ADP
SWT-IA-2041155100                      Weekly        12,448             EFT to ADP
SUI-IA-2042155100                      Weekly         4,679             EFT to ADP
SWT-IL-2041135100                      Weekly           422             EFT to ADP









                                                   --------
TOTAL POST PETITION TAXES PAID                     $ 87,956
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,092,213
PLUS Amounts billed during the period                                  714,397
LESS Amounts collected during the period                               816,114
                                                                    ------------
Total Accounts Receivable at the end of the reporting period        $  990,496
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                          491,521
31-60 days old                                                         294,856
61-90 days old                                                          73,785
91+ days old                                                           130,334
                                                                 ---------------
Total Accounts Receivable                                              990,496
Amount considered uncollectible (bad debt)                              37,911
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $  952,585
                                                                 ===============




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                              YES          NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                        NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.8

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         9/23/2003
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    -------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    --------------
RECEIPTS
--------
A/R Collections                   $  1,271,322      $  1,221,840     $ 35,865,251     $  36,562,676
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                  256,230           300,000         (928,758)         (281,580)
Other                                    2,274                 -           56,230                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  1,529,826         1,521,840       34,992,723        36,281,096
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            343,531           338,905        7,783,759         8,008,651
Payroll Taxes                          175,791           172,451        4,333,096         4,137,375
Accounts Payable                     1,139,121         1,278,864       18,499,429        18,055,695
Profit Sharing / Pension                14,068            14,068          417,504           479,105
Insurance                                4,808             6,857        2,063,423         1,977,681
Commissions                             24,407            24,407          688,256           710,115
Utilities                               50,848            15,307        1,090,027         1,112,354
Leases / Rents                          34,465            34,143          570,224           574,639
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -                 -
Professional Fees-Bankruptcy                 -                 -                -                 -
Capital Expenditures                         -                 -                -                 -
US Trustee Fees                              -                 -           46,250            46,250
Court Costs                                  -                 -                -                 -
                                 -------------     -------------     ------------     -------------
     Total disbursements             1,787,040         1,885,002       35,491,968        35,101,864
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $  (257,214)     $   (363,162)     $  (499,245)   $    1,179,231
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                               N/A         Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll              10,961

  National City Bank                       884096828   Disbursement       (256,361)

                                                                                 -

                                                                        ----------
Bank reconciliations are available.                                     $ (244,400)
                                                                        ==========





WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of           CUMULATIVE
                                             AUGUST 2003        FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 1,884,544        $36,445,912
Less: Defective mat'l returned                          -                  -
      Sales allowances                             63,002          1,061,107
      Cash discounts                                1,164             46,418
                                             ------------        -----------
           Total sales deductions                  64,166          1,107,525
                                             ------------        -----------

        NET SALES                               1,820,378         35,338,387
                                             ------------        -----------
Cost of Sales                                   1,575,333         33,476,955
                                             ------------        -----------
        GROSS PROFIT                              245,045          1,861,432
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                52,642          1,076,734
    General & Admin. expense                       39,145          1,078,389
    Corporate Fees                                 76,000          1,566,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          167,787          3,721,123
                                             ------------        -----------
        OPERATING INCOME                           77,258        (1,859,697)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           77,258        (1,859,591)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              69,000          1,231,750
    US Trustee Quarterly Fees                           -             46,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 69,000          1,278,000
                                             ------------        -----------

INCOME (LOSS) BEFORE TAXES                          8,258         (3,137,591)

Provision for Taxes                                 4,000         (1,050,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $      4,258       $ (2,087,591)
                                             =============      =============


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

BALANCE SHEET (MOR-3)
                                                         8/31/03          1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents               ($244,400)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            2,364,010        2,712,548
    Inventories - net                                    4,082,640        6,262,631
    Other assets - current                                 435,990          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          6,638,240        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                  985,802          919,242
    Intercompany receivable                             14,509,691       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                  862,913              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           16,358,406       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,690,792       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,424,996        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 24,421,642     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                      8/31/03          1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                     1,136,188                -
    Accrued liabilities                                  1,624,671                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     2,760,859                -
                                                     -------------    -------------
LONG-TERM DEBT - SECURED                                         -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation            1,166,000                -
    Deferred income taxes                                        -                -
    Intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                       1,166,000                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         3,926,859                -
                                                     -------------    -------------

LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt (1)                                            -        1,814,744
    Unsecured debt                                       5,511,226        6,919,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          5,511,226        8,734,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        9,438,085        8,734,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      1,130,662        1,130,662
    Retained earnings - postpetition                    (2,087,591)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   14,983,557       17,071,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 24,421,642     $ 25,805,745
                                                     =============    =============


(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

STATUS OF POST PETITION TAXES (MOR-4)

----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
----------------------------------------------------------------------------------------------
Withholding                              (1)          85,203       61,814           23,388
FICA-Employee                         5,946           51,682       40,110           17,518
FICA-Employer                         5,946           51,682       40,110           17,518
Unemployment                            600              299            0              899
Income Tax                                0            4,000            0            4,000
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 -------------------------------------------------------------
   TOTAL FEDERAL TAXES              $12,491         $192,865     $142,033          $63,323
                                 -------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                           9,607           37,265       33,758           13,114
Unemployment                         11,679           12,912            0           24,591
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                       101,455            5,220            0          106,675
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $122,741          $55,397      $33,758         $144,380
                                 -------------------------------------------------------------
                                 -------------------------------------------------------------
TOTAL POST PETITION TAXES          $135,232         $248,262     $175,791         $207,703
                                 =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
-------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                              --------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                  1,136,188        0            0             0          0         1,136,188
Wages Payable                       585,868        0            0             0          0           585,868
Taxes Payable (Other than income)   203,703        0            0             0          0           203,703
Professional Fees                    67,802        0            0             0          0            67,802
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           767,298        0            0             0          0           767,298
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities              1,166,000        0            0             0          0         1,166,000
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $3,926,859       $0           $0            $0         $0        $3,926,859
                              =================================================================================


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  08/11/03        $2,269        114922
SWCC - Ia W/H                  08/27/03         4,467        115043
Iowa W/H                       08/10/03         9,607         10758
Iowa W/H                       08/25/03        17,414          8284
FIT PAYMENT                    08/06/03        25,057      24894910
FICM-FICA PAYMENT              08/06/03        29,606      24894910
FIT PAYMENT                    08/13/03         8,423      25561152
FICM-FICA PAYMENT              08/13/03        12,064      25561152
FIT PAYMENT                    08/20/03        19,662      26452821
FICM-FICA PAYMENT              08/20/03        26,504      26452821
FIT PAYMENT                    08/27/03         8,673      26973288
FICM-FICA PAYMENT              08/27/03        12,045      26973288




                                           -----------
TOTAL POST PETITION TAXES PAID               $175,791
                                           ===========



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  AUGUST 31, 2003
                                                                                ---------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $2,069,883
PLUS Amounts billed during the period                                       1,719,623
LESS Amounts collected during the period                                    1,271,322
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $2,518,184
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,131,356
31-60 days old                                                                  70,994
61-90 days old                                                                  44,266
91+ days old                                                                   271,568
                                                                       ---------------
Total Accounts Receivable                                                    2,518,184
Amount considered uncollectible (bad debt)                                     154,420
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $2,363,764
                                                                       ===============


DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      no
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.

